Exhibit 10.2

LIMITED WAIVER

This Limited Waiver is made and entered into as of November 15, 2007, between The Huntington National Bank, successor by merger to Sky Bank, Tribeca Lending Corp., a New York corporation (“Borrower”) and each subsidiary of the Borrower listed on the signature pages hereof.

Reference is hereby made to (1) a certain Master Credit and Security Agreement dated as of February 28, 2006 (as amended, restated, modified or supplemented from time to time, the “Master Credit Agreement”) entered into between Sky Bank, now known as The Huntington National Bank (“Lender”) and Tribeca Lending Corp., a New York corporation (“Borrower”), certain subsidiaries of Borrower from time to time party to the Master Credit Agreement and (2) a certain Warehousing Credit and Security Agreement dated as of October 18, 2005, entered into between Lender and Borrower (as amended, restated, modified or supplemented from time to time, the “Warehousing Agreement). All capitalized terms not otherwise defined in this Limited Waiver shall have the meanings ascribed to such terms in the Master Credit Agreement or the Warehousing Agreement, as specified.

Borrower agrees that Lender has reasonably requested pursuant to Section 6.1(b)(i) of the Master Credit Agreement and Section 6.2(a) of the Warehousing Agreement that Borrower provide, within 45 days after the end of each calendar quarter, statements of income and cash flows and related balance sheet, each for the fiscal quarter ending September 30, 2007, certified by the chief financial officer or other appropriate officer of the Borrower (the “9/30/07Quarterly Financials”).  Borrower has advised Lender that it has failed to deliver to Lender the 9/30/07 Quarterly Financials as required, and Lender hereby provides notice to Borrower of such failure and that such failure constitutes an Event of Default under each of the Master Credit Agreement and the Warehousing Agreement (the “Identified Defaults”).  Borrower hereby acknowledges the Identified Defaults and has requested that Lender waive the Identified Defaults through the earlier of (i) such time as Borrower’s parent corporation files copies of the 9/30/07 Quarterly Financials with the Securities and Exchange Commission or (ii) December 31, 2007 (the “Specified Waiver Date”).

Borrower hereby agrees (i) not to request any further loans, advances or other extensions of credit pursuant to the Master Credit Agreement, the Warehousing Agreement or any other loan document, letter of credit agreement, hedging agreement or banking services agreement (each of the foregoing a “Credit Extension”) through and including the Specified Waiver Date and (ii) contemporaneously herewith to cause its parent corporation to enter into a Security Agreement, in form and substance satisfactory to Lender, pursuant to which its parent corporation will grant to Lender, to secure all present and future loans, liabilities and obligations of such parent corporation and each direct and indirect subsidiary thereof to Lender, a first priority lien in all property and assets of such parent corporation and each direct and indirect subsidiary (each of the foregoing, a “Condition of Waiver”).   Subject to the terms and conditions set forth herein, including without limitation Lender’s satisfaction with each Condition of Waiver and the execution of this Limited Waiver by each of Borrower and each Company Subsidiary (as defined in the Master Credit Agreement), Lender hereby waives the Identified Defaults through and including the Specified Waiver Date.

Nothing in this Limited Waiver shall (i) cause a modification of the Master Credit Agreement, the Warehousing Agreement, any other loan document agreement in connection with any extension of credit from Lender to Borrower, except as precisely set forth above, (ii) establish any custom, course of dealing or in any manner waive or modify any future default or Event of Default, (iii) entitle Borrower or any Company Subsidiary to any other waiver, any other or further notice or demand whatsoever, or (iv) in any way modify, change, impair, effect, diminish, or release Borrower's or any Company Subsidiary’s liability under or pursuant to the Master Credit Agreement, the Warehousing Agreement or any other loan document or agreement.

Borrower and each Company Subsidiary hereby agree to execute and deliver such additional documents, instruments and agreements reasonably requested by Lender as may be reasonably necessary or appropriate to effectuate the purposes of this Limited Waiver, the Master Credit Agreement, the Warehousing Agreement or any other loan agreement or document.

This Limited Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

Borrower and each Company Subsidiary, for itself and its respective successors and assigns, agents, employees, officers and directors, hereby forever waive, relinquish, discharge and release all defenses and Claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against Lender, its successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the obligations evidenced by the Master Credit Agreement, the Warehousing Agreement, each promissory note or instrument in connection therewith, each other loan document and the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between Lender and Borrower or Lender and any Company Subsidiary, which Borrower or any Company Subsidiary, may have or may have made at any time up through and including the date of this Limited Waiver, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by Borrower or any Company Subsidiary.  “Claims” means all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, Borrower, each Company Subsidiary or any of them ever had, claimed to have, now has, or shall or may have.  Nothing contained in this Limited Waiver prevents enforcement of this waiver and release.

 IN WITNESS WHEREOF, this Limited Waiver has been executed as of the date first appearing above notwithstanding the date it is actually executed.

[Signature page follows]

Lender:

The Huntington National Bank

By: /s/ Marty E. Adams

Its:  President

Borrower:

Tribeca Lending Corp.

By: /s/ Thomas Axon

Name: Thomas Axon

Title:  Director

Each Company Subsidiary listed on Schedule A attached hereto:

By: /s/ Thomas Axon

Name: Thomas Axon

Title:  Director,  as an authorized officer of, and on behalf of, each Company Subsidiary listed on Schedule A attached hereto

SCHEDULE A
COMPANY SUBSIDIARIES
EXECUTING LIMITED WAIVER

SCHEDULE A TO TRIBECA LIMITED WAIVER

COMPANY SUBSIDIARIES
EXECUTING LIMITED WAIVER

TRIBECA L 2005 CORP.
TRIBECA LI 2005 CORP.
TRIBECA LII 2005 CORP.
TRIBECA LIII 2005 CORP.
TRIBECA LIV 2005 CORP.
TRIBECA LIX 2006 CORP.
TRIBECA LV 2005 CORP.
TRIBECA LVI 2005 CORP.
TRIBECA LVII 2006 CORP.
TRIBECA LVIII 2006 CORP.
TRIBECA LX 2006 CORP.
TRIBECA LXI 2006 CORP.
TRIBECA LXII 2006 CORP.
TRIBECA LXIII 2006 CORP.
TRIBECA LXIV 2006 CORP.
TRIBECA LXIV CORP.
TRIBECA LXIX 2006 CORP.
TRIBECA LXV 2006 CORP.
TRIBECA LXV CORP.
TRIBECA LXVI 2006 CORP.
TRIBECA LXVII 2006 CORP.
TRIBECA LXVIII 2006 CORP.
TRIBECA LXX 2006 CORP.
TRIBECA LXXI 2006 CORP.
TRIBECA LXXII 2006 CORP.
TRIBECA LXXIII 2006 CORP.
TRIBECA LXXIV 2006 CORP.
TRIBECA LXXIX 2007 CORP.
TRIBECA LXXV 2006 CORP.
TRIBECA LXXVI 2006 CORP.
TRIBECA LXXVII 2006 CORP.
TRIBECA LXXVIII 2006 CORP.
TRIBECA LXXX 2007 CORP.
TRIBECA LXXXI 2007 CORP.
TRIBECA LXXXII 2007 CORP.
TRIBECA LXXXIII 2007 CORP.
TRIBECA LXXXIV 2007 CORP.
TRIBECA LXXXIX 2007 CORP.
TRIBECA LXXXV 2007 CORP.
TRIBECA LXXXVI 2007 CORP.
TRIBECA LXXXVII 2007 CORP.
TRIBECA LXXXVIII 2007 CORP.
TRIBECA XC 2007 CORP.
TRIBECA XCI 2007 CORP.

TRIBECA XCII 2007 CORP.
TRIBECA XCIII 2007 CORP.
TRIBECA XCIV 2007 CORP.
TRIBECA XCV 2007 CORP.
TRIBECA XIX 2004 CORP.
TRIBECA XV 2004 CORP.
TRIBECA XVII 2004 CORP.
TRIBECA XVIII 2004 CORP.
TRIBECA XX 2004 CORP.
TRIBECA XXI 2004 CORP.
TRIBECA XXII 2004 CORP.
TRIBECA XXIII 2004 CORP.
TRIBECA XXIV 2004 CORP.
TRIBECA XXIX 2005 CORP.
TRIBECA XXV 2004 CORP.
TRIBECA XXVI 2004 CORP.
TRIBECA XXVII 2004 CORP.
TRIBECA XXVIII 2004 CORP.
TRIBECA XXX 2005 CORP.
TRIBECA XXXI 2005 CORP.
TRIBECA XXXII 2005 CORP.
TRIBECA XXXIII 2005 CORP.
TRIBECA XXXIV 2005 CORP.
TRIBECA XXXIX 2005 CORP.
TRIBECA XXXV 2005 CORP.
TRIBECA XXXVI 2005 CORP.
TRIBECA XXXVII 2005 CORP.
TRIBECA XXXVIII 2005 CORP.
TRIBECA XXXX 2005 CORP.
TRIBECA XXXXI 205 CORP.
TRIBECA XXXXI 2005 CORP.
TRIBECA XXXXII 2005 CORP.
TRIBECA XXXXIII 2005 CORP.
TRIBECA XXXXIV 2005 CORP.
TRIBECA XXXXIX 2005 CORP.
TRIBECA XXXXV 2005 CORP.
TRIBECA XXXXVI 2005 CORP.
TRIBECA XXXXVII 2005 CORP.
TRIBECA XXXXVIII 2005 CORP.
TRIBECA XVI 2004 CORP.